Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund
- BNY Mellon Balanced Fund

On February 2, 2010, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,850,000, $1,900,000 and $250,000, respectively, of GATX Corporation 4.75% corporate bonds due 5/15/2015 - Rated: Baa1/BBB+/BBB, CUSIP No.: 361448AJ2 (the "Bonds") at a purchase price of $99.208 per unit. The Bonds were purchased from BofA Merrill Lynch and Citi, members of the underwriting syndicate offering the Bonds, from their accounts. BNY Mellon Capital Markets, LLC, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

BofA Merrill Lynch
Citi
BNY Mellon Capital Markets, LLC
KeyBanc Capital Markets
Mizuho Securities USA Inc.
The Williams Capital Group, L.P.
U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 8, 2010.

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. BOND FUND
2. Anticipated Purchase Date: 2/2/2010
3. Total Net Assets of Account/Fund: $1,443,638,858
4. Type and Description of Security to be Purchased GATX Corp. 4.75, 5/15/15- Corporate Bond
5. Credit Rating of Security (Rating/Rating Agency: Baa1/BBB+/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA Merrill Lynch/Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $250MM
9. CUSIP: 361448AJ2
10. Amount Purchased by Account/Fund: $2,850,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.14%
12. Amount Purchased as a Percentage of Account/Fund Assets: .20%
13. Purchase Price of Securities (if at par, so state): $99.208
14. Commission/Spread Received by Principal Underwriters: 4.00
15. Yield (as applicable): 4.92%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.92%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other_X__

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

**AND**

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/2/10

**AND**

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/2/10

**AND**

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/2/10

**To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)**
**Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)**

**EXHIBIT B**
**PRE-PURCHASE APPROVAL FORM**
**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**
**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 2/2/2010
3. Total Net Assets of Account/Fund: $904,242,125
4. Type and Description of Security to be Purchased GATX Corp. 4.75, 5/15/15- Corporate Bond
5. Credit Rating of Security (Rating/Rating Agency: Baa1/BBB+/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA Merrill Lynch/Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $250MM
9. CUSIP: 361448AJ2
10. Amount Purchased by Account/Fund: $1,900,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .76%
12. Amount Purchased as a Percentage of Account/Fund Assets: .21%
13. Purchase Price of Securities (If at par, so state): $99.208
14. Commission/Spread Received by Principal Underwriters: 4.00
15. Yield (as applicable): 4.92%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.92%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other_X__

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of equity securities does not exceed 5% of the entire offering.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.
- Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/2/10
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/2/10
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/2/10

**To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)**
**Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)**

**EXHIBIT B**
**PRE-PURCHASE APPROVAL FORM**
**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**
**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. BALANCED FUND
2. Anticipated Purchase Date: 2/2/2010
3. Total Net Assets of Account/Fund: $339,988,710
4. Type and Description of Security to be Purchased GATX Corp. 4.75, 5/15/15- Corporate Bond
5. Credit Rating of Security (Rating/Rating Agency: Baa1/BBB+/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BOA Merrill Lynch/Citigroup
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $250MM
9. CUSIP: 361448AJ2
10. Amount Purchased by Account/Fund: $250,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .10%
12. Amount Purchased as a Percentage of Account/Fund Assets: .07%
13. Purchase Price of Securities (if at par, so state): $99.208
14. Commission/Spread Received by Principal Underwriters: 4.00
15. Yield (as applicable): 4.92%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.92%

    The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)___; Other_X__

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
**AND**
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/2/10
**AND**
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/2/10
**AND**
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/2/10

**To: Kathleen Newman, Phone 412-234-0375 – Corporate Risk Management (151-2225)**
**Fund Chief Compliance Officer (For Affiliated Mutual Fund Purchases Only)**

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund
- BNY Mellon Balanced Fund

On March 9, 2010, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,845,000, $2,115,000 and $245,000, respectively, of The Royal Bank of Scotland plc 4.875% bonds due 3/16/2015 - Rated: Aa3/A+/A-, CUSIP No.: 78010XAC5 (the "Bonds") at a purchase price of $99.768 per unit. The Bonds were purchased from Royal Bank of Scotland, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

Royal Bank of Scotland
BNY Mellon Capital Markets, LLC
Citi
J.P. Morgan
KeyBanc Capital Markets
nabSecurities, LLC
SunTrust Robinson Humphrey
U.S. Bancorp Investments, Inc.
Wells Fargo Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on June 8, 2010.

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. BOND FUND
2. Anticipated Purchase Date: 3/9/10
3. Total Net Assets of Account/Fund: $1,443,618,215
4. Type and Description of Security to be Purchased Royal Bank Scotland PLC 4.875% 3/16/2015
5. Credit Rating of Security (Rating/Rating Agency: Aa3/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Royal Bank of Scotland
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $2B
9. CUSIP: 78010XAC5
10. Amount Purchased by Account/Fund: 2,845,000 Par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .142%
12. Amount Purchased as a Percentage of Account/Fund Assets: .50%
13. Purchase Price of Securities (if at par, so state): $99.766
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 4.928%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.928%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)__; Other_X______

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of equity **securities does not exceed 5% of the entire offering.**
- The advisor has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

**AND**

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/10/10

**AND**

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/10/10

**AND**

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/10/10

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 3/9/10
3. Total Net Assets of Account/Fund: $923,922,960
4. Type and Description of Security to be Purchased Royal Bank Scotland PLC 4.875% 3/16/2015
5. Credit Rating of Security (Rating/Rating Agency: Aa3/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Royal Bank of Scotland
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $2B
9. CUSIP: 78010XAC5
10. Amount Purchased by Account/Fund: 2,115,000 Par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .106%
12. Amount Purchased as a Percentage of Account/Fund Assets: .57%
13. Purchase Price of Securities (If at par, so state): $99.768
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 4.928%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.928%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other_X______

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does** not receive commissions from the **unaffiliated broker/dealer) or otherwise** allocated to the affiliated underwriter's account and the purchase of **these securities** will not benefit a direct or indirect affiliate entity of **BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of equity securities does not exceed 5% of the entire offering.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3**, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.
- Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ If Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Wealth Management

**AND**

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/10/10

**AND**

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/10/10

**AND**

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/10/10

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. BALANCE FUND
2. Anticipated Purchase Date: 3/9/10
3. Total Net Assets of Account/Fund: $348,753,008
4. Type and Description of Security to be Purchased Royal Bank Scotland PLC 4.875% 3/16/2015
5. Credit Rating of Security (Rating/Rating Agency: Aa3/A+/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Royal Bank of Scotland
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Capital Markets
8. Issue Size: $2B
9. CUSIP: 78010XAC5
10. Amount Purchased by Account/Fund: 245,000 Par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .012%
12. Amount Purchased as a Percentage of Account/Fund Assets: .17%
13. Purchase Price of Securities (if at par, so state): $99.768
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 4.928%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.928%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)___; Other_X______

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of equity securities does not exceed 5% of the entire offering.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.
- Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box D if Exhibit E is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 3/10/10

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 3/10/10

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 3/10/10

**BNY Mellon Funds Trust**
FINANCIAL REPORT
# 10f-3 TRANSACTIONS

## *Certifications*

### CCO Certification

*I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.*

*I attest that:*

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

| | | |
|---|---|---|
| | **Joseph W. Connolly**<br>*Chief Compliance Officer*<br>BNY Mellon Funds Trust | 4/9/10 |

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon National Intermediate Municipal Bond Fund
- BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

On May 6, 2010, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), each purchased $5,000,000 of California Department of Water Resources 5.0% bonds due 5/1/2022 - Rated: AA3/AA-, CUSIP No.: 13066YQG7 (the "Bonds") at a purchase price of $109.897 per unit. The Bonds were purchased from Morgan Stanley, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

Morgan Stanley

De La Rosa & Co.
Barclays Capital
BNY Mellon Capital Markets, LLC
Citi
Edward D. Jones & Co., LP
Fidelity Capital Markets
FirstSouthwest
Goldman, Sachs & Co.
RBC Capital Markets
Stone & Youngberg
Wells Fargo Securities
Wulff, Hansen & Co.

J.P. Morgan
BMO Capital Markets GKST Inc.
BofA Merrill Lynch
City National Securities, Inc.
Estrada Hinojosa & Co., Inc.
Finacorp Securities
George K. Baum & Company
Great Pacific Securities
Siebert Brandford Shank & Co. LLC
Sutter Securities Incorporated
Westhoff, Cone & Holmstedt

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the bonds as being in compliance with the Trust's Rule 10f-3 Procedures, at the Trust's Board meeting held on September 14, 2010.

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON NATL INTERMEDIATE MUNI BOND FUND/10114929000
2. Anticipated Purchase Date: 5/6/10
3. Total Net Assets of Account/Fund: 1.632B
4. Type and Description of Security to be Purchased: CALIFORNIA DEPT OF WATER RESOURCES 5.0% 5/1/22
5. Credit Rating of Security (Rating/Rating Agency: AA3/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: MORGAN STANLEY
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 2.992B
9. CUSIP: 13066YQG7
10. Amount Purchased by Account/Fund: 5M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.167%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.306%
13. Purchase Price of Securities (if at par, so state): 109.897
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 3.80
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.80

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes):YES

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ If Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

**AND**

LOB Portfolio Manager Name (Print) John Flahive_________ Signature [signature] Date 6/30/10

**AND**

LOB CIO/Designate Name (Print) John Flahive_________ Signature [signature] Date 6/30/10

**AND**

Chief Compliance Officer Name (Print) Katherine Cain_______Signature [signature] Date 6/30/10

**EXHIBIT B**

**PRE-PURCHASE APPROVAL FORM**

**PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE**

**Used for compliance with Rule 10f-3 and/or Rule 23B**

1. Account/Fund Name: BNY MELLON N.A. PA INTERMEDIATE MUNI BOND FUND/1011493100O
2. Anticipated Purchase Date: 5/6/10
3. Total Net Assets of Account/Fund: 509.6M
4. Type and Description of Security to be Purchased: CALIFORNIA DEPT OF WATER RESOURCES 5.0% 5/1/22
5. Credit Rating of Security (Rating/Rating Agency: AA3/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: MORGAN STANLEY
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 2.992B
9. CUSIP: 13066YQG7
10. Amount Purchased by Account/Fund: 5M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.167%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.981%
13. Purchase Price of Securities (if at par, so state): 109.897
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 3.60
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.60

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes):YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes):YES

**REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made)** ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale"** (i.e., **affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

**AND**

LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 6/30/10

**AND**

LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 6/30/10

**AND**

Chief Compliance Officer Name (Print) Katherine Cain______ Signature [signature] Date 6/30/10

**BNY Mellon Funds Trust**
FINANCIAL REPORT
**10f-3 TRANSACTIONS**

# *Certifications*

| CCO Certification | | |
|---|---|---|
| *I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.*<br><br>*I attest that:*<br><br>➢ The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.<br>➢ The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.<br>➢ My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.<br>➢ My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.<br>➢ Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures. | | |
| [signature] | **Joseph W. Connolly**<br>*Chief Compliance Officer*<br>BNY Mellon Funds Trust | 7/9/10 |